UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2012 (May 1, 2012)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 1, 2012, we issued preliminary results for our first quarter ended March 31, 2012, and estimates of our full-year 2012 results.  Our preliminary first quarter 2012 results and estimates of our full-year 2012 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Avis Budget Group, Inc., under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press Release dated May 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

By:	AVIS BUDGET GROUP, INC. /s/ Izilda P. Martins
Name:	Izilda P. Martins
Title:	Vice President and Acting Chief Accounting Officer

Date: May 1, 2012

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated May 1, 2012 (May 1, 2012)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 1, 2012